Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John L. Howard and Kenneth S. Kirsner, and each of them, severally, as his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign this Post-Effective Amendment No. 4 to Form S-8 Registration Statement relating to the 1975 Non-Qualified Stock Option Plan as Amended and Restated of W.W. Grainger, Inc. and any and all further amendments to registration statements relating to such plan, and to file the same, with any exhibits thereto, and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has subscribed these presents as of the 25th day of April, 2001.

 /s/ R. L. Keyser                             /s/ David W. Grainger
------------------------------------         -----------------------------------
     R. L. Keyser                                David W. Grainger
     Chairman of the Board and                   Director
     Chief Executive Officer
     (Principal Executive Officer
      and a Director)

 /s/ P. O. Loux                               /s/ John W. McCarter, Jr.
------------------------------------         -----------------------------------
     P. O. Loux                                   John W. McCarter, Jr.
     Senior Vice President, Finance               Director
     and Chief Financial Officer
     (Principal Financial Officer)

 /s/ R. D. Pappano                            /s/ Neil S. Novich
------------------------------------         -----------------------------------
     R. D. Pappano                                Neil S. Novich
     Vice President, Financial                    Director
     Reporting
     (Principal Accounting Officer)

 /s/ Brian P. Anderson                        /s/ James D. Slavik
------------------------------------         -----------------------------------
     Brian P. Anderson                            James D. Slavik
     Director                                     Director

 /s/ Harold B. Smith                          /s/ Fred L. Turner
------------------------------------         -----------------------------------
     Harold B. Smith                              Fred L. Turner
     Director                                     Director

 /s/ Wilbur H. Gantz                          /s/ Janiece S. Webb
------------------------------------         -----------------------------------
     Wilbur H. Gantz                              Janiece S. Webb
     Director                                     Director

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